As filed with the Securities and Exchange Commission on October 27, 2004
                                                           Registration No. 333-

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -----------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                               -----------------
                                 CIT GROUP INC.
             (Exact name of Registrant as specified in its charter)
      Delaware                                          65-1051192
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
     (Address Including Zip Code, and Telephone Number, Including Area Code
                  of Registrant's Principal Executive Offices)

                                Robert J. Ingato
                  Executive Vice President and General Counsel
                                   1 CIT Drive
                          Livingston, New Jersey 07039
                                 (973) 740-5000
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)
                               -----------------
                                   COPIES TO:

  Rohan S. Weerasinghe                            Meredith B. Cross
  Michael J. Schiavone                            Erika L. Robinson
Shearman & Sterling LLP                Wilmer Cutler Pickering Hale and Dorr LLP
 599 Lexington Avenue                            2445 M Street, N.W.
  New York, NY 10022                           Washington, D.C. 20037
    (212) 848-4000                                  (202) 663-6000

                               -----------------
                               -----------------
          Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act") other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-103966

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| __________

          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                               -----------------
                         Calculation of Registration Fee

====================================================================================================================================
         Title of each class of                    Proposed maximum aggregate                             Amount of
       securities to be registered                      offering price(1)                             registration fee
------------------------------------------------------------------------------------------------------------------------------------
Senior Debt Securities                                 $12,466,000                                   $1,579.44
====================================================================================================================================

(1) Estimated for the sole purpose of computing the registration fee pursuant to Rule 457 under the Securities Act of 1933.

This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

          This Registration Statement is being filed pursuant to Rule
462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature pages, an exhibit index and certain exhibits. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-103966) (the "Original Form S-3") of CIT Group Inc., including the exhibits thereto and each of the documents incorporated by reference therein, are incorporated by reference in this registration statement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned on October 27, 2004.

                                            CIT Group Inc.


                                            By:            *
                                               --------------------------
                                               Name:  Joseph M. Leone
                                               Title: Vice Chairman and Chief
                                                      Financial Officer


          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                     Capacity                              Date
                 ---------                                     --------                              ----

       /s/ Jeffrey M. Peek                    President and Chief Executive Officer and         October 27, 2004
------------------------------------------    Director
           (Jeffrey M. Peek)                  (Principal Executive Officer)

                  *                           Vice Chairman and Chief Financial Officer         October 27, 2004
------------------------------------------    (Principal Financial Officer)
           (Joseph M. Leone)


      /s/ William J. Taylor                   Executive Vice President and Controller           October 27, 2004
------------------------------------------    (Principal Accounting Officer)
           (William J. Taylor)


                  *                           Chairman of the Board                             October 27, 2004
------------------------------------------
          (Albert R. Gamper, Jr.)

             /s/ Gary C. Butler               Director                                          October 27, 2004
------------------------------------------
             (Gary C. Butler)

                     *                        Director                                          October 27, 2004
------------------------------------------
           (William A. Farlinger)

           /s/ William M. Freeman             Director                                          October 27, 2004
------------------------------------------
            (William M. Freeman)

                     *                        Director                                          October 27, 2004
------------------------------------------
           (Hon. Thomas H. Kean)




                     *                        Director                                          October 27, 2004
------------------------------------------
            Edward J. Kelly, III

                     *                        Director                                          October 27, 2004
------------------------------------------
          (Marianne Miller Parrs)

                                              Director                                          October 27, 2004
------------------------------------------
               (John R. Ryan)

                     *                        Director                                          October 27, 2004
------------------------------------------
              (Peter J. Tobin)

                     *                        Director                                          October 27, 2004
------------------------------------------
            (Lois M. Van Deusen)


*By:       /s/ Robert J. Ingato
------------------------------------
         Robert J. Ingato
         Attorney-in-Fact

                                  EXHIBIT INDEX

    Exhibit
      No.                    Description
    -------                  -----------
     5.1   Opinion of Shearman & Sterling LLP

    23.1   Consent of PricewaterhouseCoopers LLP

    23.2 Consent of Shearman & Sterling (included in its opinion delivered under Exhibit No. 5.1)

    24.1* Powers of attorney (contained on the signature page of the Original Form S-3)
________________
*  Previously filed.